UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2017 (November 15, 2017)

MICRONET ENERTEC TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35850	27-0016420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28 West Grand Avenue, Suite 3, Montvale, New Jersey	07645
(Address of principal executive offices)	(Zip Code)

(201) 225-0190

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions(see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2016 Equity Compensation Plan

On November 15, 2017, Micronet Enertec Technologies, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). At the 2017 Annual Meeting, the Company’s stockholders approved an amendment to the Company's 2014 Stock Incentive Plan (the “2014 Incentive Plan”), increasing the number of shares of Common Stock available for issuance thereunder from 100,000 to 200,000, and an amendment to the Company’s 2012 Stock Incentive Plan (the “2012 Incentive Plan”), increasing the number of shares of Common Stock available for issuance thereunder from 1,000,000 to 3,000,000.

The Company’s officers and directors are among the persons eligible to receive awards under each of the 2014 Incentive Plan and the 2012 Incentive Plan, in accordance with the terms and conditions thereunder. Detailed summaries of the 2014 Incentive Plan and the 2012 Incentive Plan are set forth in the Company’s Definitive Proxy Statement on Schedule 14A for the 2017 Annual Meeting filed with the Securities and Exchange Commission on October 3, 2017 (the “Proxy Statement”) under the caption “Proposal 3: Approval of Amendment to 2014 Stock Incentive Plan” and “Proposal 4: Approval of Amendment to 2012 Stock Incentive Plan,” which summaries are incorporated herein by reference.

That detailed summary of each of the amendments to the 2014 Incentive Plan and 2012 Incentive Plan are qualified in their entirety by reference to the full text of the amendments to the 2014 Incentive Plan and 2012 Incentive Plan, copies of which are attached as Exhibit A and Exhibit B, respectively, to the Company’s Definitive Proxy Statement on Schedule 14A filed on October 3, 2017 and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

As disclosed above, the Company held its annual meeting of stockholders on November 15, 2017. The results of the stockholder voting at the 2017 Annual Meeting are set forth below:

Proposal No. 1 — Election of Directors.

The stockholders elected the following individuals as directors of the Company to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Each nominee received the following votes:

Director Name	For	Withheld	Broker Non-Votes

David Lucatz	2,832,020	412,406	2,346,577

Chezy Ofir	2,668,437	575,989	2,346,577

Jeffrey P. Bialos	2,669,488	574,938	2,346,577

Miki Balin	2,668,447	575,979	2,346,577

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Proposal No. 2 — Ratification of the selection of Ziv Haft, a BDO Member firm, as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.

For	Against	Abstain	Broker Non-Votes

5,252,290	317,224	21,469	N/A

Proposal No. 3 — To amend the Company’s 2014 Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder from 100,000 to 200,000.

For	Against	Abstain	Broker Non-Votes

2,601,672	638,229	4,525	2,346,577

Proposal No. 4 — To amend the Company’s 2012 Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder from 1,000,000 to 3,000,000.

For	Against	Abstain	Broker Non-Votes

2,560,582	672,319	11,525	2,346,577

Proposal No. 5 — Advisory vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes

2,747,621	488,204	8,601	2,346,577

The results reported above are final voting results.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRONET ENERTEC TECHNOLOGIES, INC.

Dated: November 16, 2017	By:	/s/ David Lucatz
Name: David Lucatz
Title: President and Chief Executive Officer

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